Investor Presentation James Mandel - CEO

2 During the course of this presentation, the Company may make forward - looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new products, and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward - looking statements including those made in this presentation. In order to comply with the terms of the Private Securities Litigation Reform Act, the Company notes that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward - looking statements. Safe Harbor Statement

Multiband Overview Multiband Corporation is a public, NASDAQ - listed company (MBND). Multiband engages with a vast and growing array of technologies including renewable energy, wireless infrastructure, electrical power systems, digital signage, commercial audio/video solutions, hospitality IPTV, and VOD systems. Multiband maintains nearly 20% of all DIRECTV's installations, maintenance and upgrades for residents of single - family homes. Multiband also supplies satellite Internet solutions for homes and businesses across the nation. As the largest nationwide DIRECTV master system operator in the Multiple Dwelling Unit (MDU) market and one of the largest full - service home service providers (HSPs), Multiband is a driven leader in a competitive industry. Additionally, Multiband is a leading provider of software and integrated billing services to MDUs on a single bill; including video, voice, data and other value - added local services, both directly and through strategic partnerships. Multiband focuses on providing world - class customer service and the highest level of performance for all of our partners and customers, from multinational corporations to individual families. Multiband is headquartered in Minneapolis, MN, and has offices strategically placed around the continental United States. Multiband Footprint Financial & Other Data As of 12/04/11 Diluted Market Cap $76.8M Enterprise Value $95.7M As of 9/30/11 LTM Revenue $293M LTM EBITDA $23.3M Employees 4,000

5 • Core HSP segment generating significant, stable cash flow – $263MM in LTM revenue and $23.3MM in LTM Adjusted EBITDA • Compelling organic growth opportunity in MDU segment – Only 1% DIRECTV penetration in MDUs vs. 27% penetration in single - family homes – $300MM+ revenue opportunity in served addressable market (SAM) with 15% - 20% EBITDA margins • Well - established super - regional infrastructure lends itself to strategic acquisitions and additional commercial installation services – Demonstrated acquisition track record of successfully realizing synergies and improving operational efficiencies • June 2011, eliminated 5 million share overhang, cleaned capitalization structure and strengthened the balance sheet enabling MBND to execute on its growth strategy – Eliminated majority of preferred stock overhang (5 million shares) – Now over $15MM in cash at end of Q311 Investment Highlights

10 • Large service - oriented technical labor force – ~3,500 skilled field technicians – ~325 customer service representatives – ~375 other employees • State - of - the - art call center in Fargo, ND – 125 seats – Significant IT investments to streamline operations and allow scale • 28 field offices with coverage across 32 states • More than 2,000 leased vehicles in fleet • Additional offices for marketing, analytics, sales and corporate HQ Infrastructure Currently treated as operating leases - Comps in our space predominantly using capital lease structure. Accordingly, our vehicle lease payments made of $5.6 during the six months ended June 30, 2011 would need to be added back to the adjusted EBITDA figures above in order to be comparable

DIRECTV

- **DIRECTV provides digital satellite television in the U.S. and Latin America**
- **Enterprise value of approximately $42 billion**
- **MBND is the second largest HSP partner with DIRECTV servicing 36 dedicated markets or 17% of all HSP volume**
- **MBND is one of two Master System Operators (MSO's) for MDU properties for DIRECTV**
  - Owns or services 30% of DIRECTV customers in MDU properties



DIRECTV U.S. Revenue ($Bn) (1)
$13.70
$15.50
$17.30
$18.70
$20.30
$21.60
$22.80
2006
2007
2008
2009
2010
2011E
2012E
(In billions)



U.S. Subscriber Data
66.6
59.8
9.5
19.2
5.3
14.1
Cable (2)
DIRECTV (3)(4)
Dish (5)
2000
2010

1. Doug Mitchelson, "DIRECTV: DTV – Raising Estimates/Target," Deutsche Bank Securities, Apr. 14, 2011.
2. National Cable & Telecommunications Association, http://www.ncta.com/stats/basiccablesubscribers.aspx
3. Hughes Electronics Corporation 10-K SEC filing dated 3/2/01
4. DIRECTV 10-K SEC filing dated 2/28/11
5. DISH Network Corporation 10-K filings dated 2/24/11 and 3/13/01

(In millions)

6 • DIRECTV has grown dramatically over the past 10 years – Number of U.S. DIRECTV subscribers has more than doubled from 9.5 million to 19.2 million • HSP segment of high strategic importance to DIRECTV, outsourcing currently handling roughly 60% of install volume • DIRECTV has narrowed its suppliers of residential home installation services down to a few reliable providers, of which MBND is consistently the top performer • Need providers which can deliver high quality installations and effectively resolve customer issues in an acceptable timeframe • MBND handles 1.7 million installations and service calls each year • MBND has top metrics among U.S. home service providers for customer satisfaction • MBND has recently expanded installation services to include enhanced call and support center services, security, Market Overview: HSP

8 • MBND is the leading MDU master system operator for DIRECTV – 30% of DIRECTV’s MDU • New 4 year MDU Agreement announced August 2011 • Domestic MDU Market: 30MM units (1/3 of total U.S. housing base) with 300K units built each year • $60B market potential for voice, video and data services • 1% penetration for DIRECTV, even though product is in high demand • High priority market Market Overview: MDU MBND is a key DIRECTV partner that enables triple play services (voice, video & data) in MDU “ Retention strategy is first in the priority list, and then second, we are looking for selected channels and strategies where we might grow our business, and MDU is a good example of that” – May 2010 “MDU is a big opportunity” – September 2010 Michael White, CEO of DIRECTV

9 • New DIRECTV technologies have reduced the costs of MDU installations by approximately 80% over the last few years • DIRECTV has identified MDUs as an important growth opportunity • MBND enables the triple play bundle in MDU • MBND is currently the leading DIRECTV MDU fulfillment provider with the ability to bundle services and effectively manage the customer and customer billing – MBND at a significant competitive advantage with state - of - the - art call center and proprietary software – MBND is one of the only master system operators able to provide residents with a single consolidated bill for bundled services • MBND is a valued partner, playing a leading role in the DIRECTV MDU initiative Why MBND MDU is Poised for Growth

• According to a study by management consultants McKinsey & Co., 15 million MDU customers were identified: – Met credit and demographic metrics set by DirecTV – 6 million located in MBND’s designated markets • MBND Long term targeting 1 million of these for MDU build out which at 30% penetration would generate ~$360 million in revenue or $120M in GP annually • Average cost of $250/ per unit to build out or $250M • 2012 Goal to add 50,000 units that will annually generate: – $18,000,000 in Revenue – $6 million in EBITDA – CapEx of $12.5M ($7 leasing and credit facility established) • New 30G wireless High Speed Internet Capability for MDU – In - house development acquired in initial WPCS transaction – Initial testing complete in Minneapolis property – Additional Beta sites rolling out Q112 – Cheaper and faster speed (30G to each customer) than comps MDU Rollout Initiatives

11 • MBND has the ability to accelerate the expansion into new installations and services by utilizing their operational infrastructure and super - regional footprint – Applications already in place include: • Home Security • Digital Signs • Big box retail electronics home installation • Alternative power generation • Largely fixed cost structure yields high margins on incremental revenue opportunities • Variety of commercial opportunities emerging for skilled and equipped technicians • Increased infrastructure utilization offsets seasonality Other Installation & Service Opportunities

12 • Diversify scope of MBND technical installation and fulfillment services • Expand geographic footprint and customer base • Leverage existing MBND infrastructure to eliminate duplicative SG&A and overhead costs • Improve operational efficiencies and reduce costs (fuel, vehicle leasing, insurance etc.) • Track - record of successful acquisition integration: – Acquired DirecTECH (controlling stake) on January 2, 2009 for a total purchase price of $50.4M – DirecTECH LTM EBITDA at the time of acquisition was approximately ($6.7M) – For the twelve month period ending March 31, 2011 the HSP Segment (former DirecTECH operations) generated approximately $25M* in EBITDA – Purchase Price / LTM EBITDA = 2.0x – Opportunities to repeat the DirecTECH • Announced LOI for WPCS International – Fiscal 2011 revenue of ~$100 million – Accelerated and closed initial portion of the acquisition adding wireless and engineering capabilities and $13 million revenue run rate – Remaining portion of the business LOI extended until Feb. 2012 Acquisition Strategy

13 • Continue to develop core HSP Business – Profitable and predictable core business critical to DIRECTV’s operations • Rapidly grow MDU Business – Underpenetrated segment with attractive ROI characteristics – Potential to double revenue in each of the next two years ($30M current run - rate) • Expand Installation Services – Leverage far - reaching operational infrastructure and strong technical background for other installation services – Variety of commercial opportunities emerging for trained & equipped technicians • Pursue Strategic Acquisitions – Expand scope of technical installation services and geographic presence – Eliminate duplicative overhead costs and improve operational efficiencies Growth Strategy

Target Financial Model (in millions) LTM 9/30/11 Long - Term HSP $263 $275 MDU $23 $150 Other Installations $7 $100 Acquisitions $1 $100 Total Revenue $294 $600 Diluted Shares Outstanding (MM) 21 21 Gross Profit $84 $200 Gross Margin 29% 33% Total EBITDA $24 $90 Margin % 8% 15%

15 • James Mandel, CEO – CEO and Director since October 1998 – Co - founder and interim CEO of Call 4 Wireless, Inc. – 1991 – 1996: VP of Systems for Grand Casinos, Inc., • Grand Casinos, Inc. sold to Park Place Entertainment for $820MM • Steve Bell, President & CFO – CFO and General Counsel since 1994 – Has been with Multiband for 25 years – Dave Ekman, CIO • Chief Information Officer since 1999 – Kent Whitney, COO • Chief Operating Officer since 2004 – Dave Carlson, VP Financial Operations • VP Financial Operations since 2008 – Mitch Clark, EVP • Executive VP of Strategic Projects Experienced Management

• Offering will eliminate class J and E preferred stock • Company is pursuing expanded senior credit facility o New debt facility plus proceeds from offering enable MBND to capitalize on growth initiatives • Offering eliminated class J and E preferred stock • Company is pursuing expanded senior credit facility – New debt facility plus proceeds from offering enable MBND to capitalize on growth initiatives Capital Structure (in millions) Pre - Offering Post - Offering 3/31/2011 9/30/11 Cash $3.3 $15 Long - Term Debt $34.0 $34.0 Net Debt $30.7 $19 Preferred Stock $15.2 $3.2 Diluted Shares Outstanding (MM) 16.6 23 Net Debt / EBITDA 0.82x

18 • Core HSP segment generating significant, stable cash flow – Record quarterly revenue in Q311 with FY2011 EBITDA guidance of $21 - $24MM – $15.6 million in operating cash flow in the first nine months of 2011 • Compelling organic growth opportunity in MDU segment – Only 1% DIRECTV penetration in MDUs vs. 27% penetration in single - family homes – $300MM+ revenue opportunity in served addressable market (SAM) with 15% - 20% EBITDA margins • Well - established super - regional infrastructure lends itself to strategic acquisitions and additional commercial installation services – Demonstrated acquisition track record of successfully realizing synergies and improving operational efficiencies – Taking same strategic approach with WPCS LOI • Revamped capitalization structure and strengthened balance sheet from financing enabling MBND to execute on its growth strategy and eliminated majority of preferred stock overhang • Identified growth to more than double revenue base utilizing no additional stock based financing Investment Highlights